UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 31, 2018

NI Holdings, Inc.
(Exact name of registrant as specified in its charter)

North Dakota	001-37973	81-2683619
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1101 First Avenue North Fargo, North Dakota
(Address of principal executive offices)

58102
(Zip code)

(701) 298-4200
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [ ]

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On August 31, 2018, NI Holdings, Inc. (“NI Holdings”) completed the previously announced acquisition of all outstanding shares of capital stock of Direct Auto Insurance Company (“Direct Auto”). The acquisition closed pursuant to a stock purchase agreement (the “Stock Purchase Agreement”) dated May 31, 2018. The purchase price paid by NI Holdings was $17 million in cash.

The State of Illinois Department of Insurance approved the acquisition on August 27, 2018.

The foregoing description of the acquisition and the Stock Purchase Agreement is a summary, does not purport to be a complete description, and is qualified in its entirety by reference to the full text of the Stock Purchase Agreement, which is incorporated by reference as Exhibit 2.1.

Item 7.01.	Regulation FD Disclosure.

On September 5, 2018, NI Holdings issued a press release announcing that it had closed the acquisition of all issued and outstanding shares of capital stock of Direct Auto. A copy of that press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

The information in this Item 7.01 and the Exhibit attached hereto is furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such document or filing.

Safe Harbor Statement

Some of the statements included in this report and accompanying press release, including but not limited to those pertaining to the integration of Direct Auto, are forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on management’s current expectations, estimates, and projections about our industry, our management’s beliefs, and certain assumptions made by our management. Actual results could vary materially. Factors that could cause the actual financial results of the Company to vary materially include: its ability to successfully integrate this acquisition, Direct Auto’s ability to continue growing and achieving profitability, and other risks described in the periodic reports that the Company files with the Securities and Exchange Commission. You should not place undue reliance on any such forward-looking statements. The Company disclaims any obligation to update such statements or to announce publicly the results of any revisions that it may make to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.

For a detailed discussion of the risk factors that could affect the actual financial results of the Company, please refer to the risk factors identified in its other SEC reports, including, but not limited to its Annual Report on Form 10-K, as filed with the SEC.

Item 9.01.	Financial Statements and Exhibits.

EXHIBIT INDEX

Exhibit Number	Description
2.1*	Stock Purchase Agreement, dated as of May 31, 2018.
99.1	Press Release dated September 5, 2018.

*Schedules and exhibits to this Exhibit omitted pursuant to Regulation S-K Item 601(b)(2). The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NI Holdings, Inc.

Date: September 5, 2018	By:	/s/ Michael J. Alexander
Michael J. Alexander
President and Chief Executive Officer